Document and Entity Information	3 Months Ended
Mar. 31, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	UCI HOLDINGS LTD
Entity Central Index Key	0001513050
Document Type	6-K
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q1
Current Fiscal Year End Date	--12-31

Condensed Consolidated Balance Sheets (Successor, USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011
Successor
Current assets
Cash and cash equivalents	$ 69,681	$ 67,697
Accounts receivable, net	262,405	256,679
Related party receivable	11,120	10,760
Inventories, net	156,585	152,818
Deferred tax assets	47,219	37,894
Other current assets	11,281	15,375
Total current assets	558,291	541,223
Property, plant and equipment, net	156,582	153,044
Goodwill	309,246	308,821
Other intangible assets, net	418,010	423,687
Deferred financing costs, net	19,518	20,176
Other long-term assets	1,527	1,822
Total assets	1,463,174	1,448,773
Current liabilities
Accounts payable	129,962	117,687
Short-term borrowings	3,174	3,169
Current maturities of long-term debt	3,304	3,373
Related party payable	1,113	1,249
Accrued expenses and other current liabilities	116,075	130,980
Total current liabilities	253,628	256,458
Long-term debt, less current maturities	692,823	693,485
Pension and other postretirement liabilities	89,443	118,040
Deferred tax liabilities	134,131	112,714
Other long-term liabilities	2,476	2,425
Total liabilities	1,172,501	1,183,122
Contingencies - Note 11
Shareholder's equity
Common stock	320,000	320,000
Additional paid in capital
Retained deficit	(13,017)	(19,870)
Accumulated other comprehensive loss	(16,310)	(34,479)
Total shareholder's equity	290,673	265,651
Total liabilities and shareholder's equity	$ 1,463,174	$ 1,448,773

Condensed Consolidated Statements of Comprehensive Income (Unaudited) (USD $) In Thousands, unless otherwise specified	3 Months Ended		1 Months Ended
	Mar. 31, 2012 Successor	Mar. 31, 2011 Successor	Jan. 25, 2011 Predecessor
Net sales	$ 261,631	$ 166,710	$ 78,842
Cost of sales	194,634	143,948	60,296
Gross profit	66,997	22,762	18,546
Operating expenses
Selling and warehousing	(17,598)	(12,049)	(5,167)
General and administrative	(15,708)	(7,060)	(3,577)
Amortization of acquired intangible assets	(5,526)	(3,560)	(405)
Merger and acquisition costs		(8,497)	(5,170)
Restructuring gains costs, net (Note 3)	4	(109)
Stock-based compensation expense (Note 14)			(15,082)
Patent litigation costs (Note 11)		(33)	(500)
Antitrust litigation costs (Note 11)	(530)	(2,344)	(813)
Operating income (loss)	27,639	(10,890)	(12,168)
Other expense
Interest expense, net (Note 10)	(13,868)	(10,016)	(4,663)
Management fee expense			(139)
Loss on early extinguishment of debt (Note 10)			(24,153)
Debt commitment fees		(5,945)
Miscellaneous, net	(1,524)	(648)	(727)
Income (loss) before income taxes	12,247	(27,499)	(41,850)
Income tax (expense) benefit	(5,394)	7,269	13,952
Net income (loss)	6,853	(20,230)	(27,898)
Other comprehensive income, net of tax
Foreign currency translation adjustments, net of tax of ($0), ($0) and ($15)	2,731	1,241	627
Pension and OPEB liability, net of tax of ($9,953), ($0) and ($71)	15,438		116
Total other comprehensive income	18,169	1,241	743
Comprehensive income (loss)	$ 25,022	$ (18,989)	$ (27,155)

Condensed Consolidated Statements of Comprehensive Income (Unaudited) (Parenthetical) (USD $) In Thousands, unless otherwise specified	3 Months Ended		1 Months Ended
	Mar. 31, 2012 Successor	Mar. 31, 2011 Successor	Jan. 25, 2011 Predecessor
Tax related to Foreign currency translation adjustment	$ 0	$ 0	$ (15)
Tax related to Pension and OPEB liability	$ (9,953)	$ 0	$ (71)

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $) In Thousands, unless otherwise specified	3 Months Ended		1 Months Ended
	Mar. 31, 2012 Successor	Mar. 31, 2011 Successor	Jan. 25, 2011 Predecessor
Cash flows from operating activities:
Net income (loss)	$ 6,853	$ (20,230)	$ (27,898)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization of intangible assets	13,098	8,269	2,902
Amortization of deferred financing costs and debt issuance costs	733	370	303
Gain on sale of property, plant and equipment	(476)
Fair value step-up of acquired inventory sold		15,805
Debt commitment fees		5,945
Loss on early extinguishment of debt			24,153
Deferred income taxes	2,037	(6,537)	(18,243)
Excess tax benefits from shared-based payments			(2,661)
Non-cash Stock-based compensation expense			13,730
Other non-cash items, net	(267)	(75)	4
Changes in operating assets and liabilities:
Accounts receivable	(4,736)	(13,041)	7,270
Inventories	(3,036)	1,578	(3,707)
Other current assets	4,217	(1,906)	1,323
Accounts payable	12,087	19,242	(11,082)
Accrued expenses and other current liabilities	(15,251)	(10,151)	4,714
Other assets	320	5,737	419
Related party payable, net	(496)	6,755
Other long-term liabilities	(3,195)	(5,984)	(568)
Net cash provided by (used in) operating activities	11,888	5,777	(9,341)
Cash flows from investing activities:
Acquisition of UCI International, Inc., net of cash acquired		(185,270)
Capital expenditures	(10,728)	(2,621)	(1,571)
Proceeds from sale of property, plant and equipment	1,394	127
Decrease in restricted cash		16,290
Net cash used in investing activities	(9,334)	(171,474)	(1,571)
Cash flows from financing activities:
Debt repayments	(825)	(1,456)	(2,633)
Payment of deferred financing costs		(15,986)	(920)
Payment of debt commitment fees		(3,970)
Proceeds from Senior Secured Credit Facilities (net of original issue discount of $1,500)		298,500
Issuance of Senior Notes		400,000
Repayment of 2010 Credit Facility		(423,938)
Redemption of Senior PIK Notes, including call premium and redemption period interest		(360,115)
Equity contribution		320,000
Proceeds from exercise of stock options			1,077
Excess tax benefits from shared-based payments			2,661
Net cash provided by (used in) financing activities	(825)	213,035	185
Effect of exchange rate changes on cash	255	175	127
Net increase (decrease) in cash and cash equivalents	1,984	47,513	(10,600)
Cash and cash equivalents at beginning of period	67,697		200,330
Cash and cash equivalents at end of period	$ 69,681	$ 47,513	$ 189,730

Condensed Consolidated Statements of Cash Flows (Unaudited) (Parenthetical) (Successor, USD $) In Thousands, unless otherwise specified	3 Months Ended
Mar. 31, 2011
Successor
Original issue discount of senior secured credit facilities	$ 1,500

Condensed Consolidated Statements of Changes in Shareholder's Equity (Deficit) (Unaudited) (USD $) In Thousands	Predecessor	Predecessor Common Stock	Predecessor Additional Paid-in Capital	Predecessor Retained Deficit	Predecessor Accumulated Other Comprehensive Income (Loss)	Successor	Successor Common Stock	Successor Retained Deficit	Successor Accumulated Other Comprehensive Income (Loss)
Beginning balance at Dec. 31, 2010	$ 23,637	$ 29	$ 279,939	$ (214,856)	$ (41,475)
Recognition of stock based compensation expense	13,730		13,730
Exercise of stock options	1,077		1,077
Tax effect of exercise of stock options	2,661		2,661
Net income (loss)	(27,898)			(27,898)
Other comprehensive income, net of tax	743				743
Ending balance at Jan. 25, 2011	13,950	29	297,407	(242,754)	(40,732)
Beginning balance at Dec. 31, 2010		29				(1,259)		(1,259)
Equity contribution						320,000	320,000
Net income (loss)						(20,230)		(20,230)
Other comprehensive income, net of tax						1,241			1,241
Ending balance at Mar. 31, 2011						299,752	320,000	(21,489)	1,241
Beginning balance at Dec. 31, 2011						265,651	320,000	(19,870)	(34,479)
Net income (loss)						6,853		6,853
Other comprehensive income, net of tax						18,169			18,169
Ending balance at Mar. 31, 2012						$ 290,673	$ 320,000	$ (13,017)	$ (16,310)

General and Basis of Presentation	3 Months Ended
Mar. 31, 2012
General and Basis of Presentation [Abstract]
GENERAL AND BASIS OF PRESENTATION

NOTE 1 — GENERAL AND BASIS OF PRESENTATION

General

UCI Holdings Limited (“Holdings”), an entity domiciled in New Zealand, was incorporated on November 26, 2010 for the purpose of consummating the acquisition of UCI International, Inc., together with its subsidiaries, (“UCI International”), an entity formerly owned by members of the Carlyle Group and certain current and former officers, employees and members of management. UCI International is a leading designer, manufacturer and distributor of a broad range of filtration products, fuel and cooling systems products and vehicle electronics. As outlined in Note 2, the acquisition of UCI International was completed on January 26, 2011, at which time Uncle Acquisition 2010 Corp (an indirect subsidiary of Holdings) merged with UCI International, Inc. with UCI International, Inc. continuing as the surviving entity.

All operations of Holdings are conducted by United Components, Inc. (“UCI”) through its subsidiaries. UCI manufactures and distributes vehicle parts, primarily servicing the vehicle replacement parts market in North America and Europe.

Basis of Presentation

The audited condensed consolidated balance sheet of Holdings as of December 31, 2011 and the interim unaudited condensed consolidated financial statements of Holdings as of March 31, 2012 and for the three months ended March 31, 2012 and 2011 are presented as the “Successor.” The interim unaudited condensed consolidated financial statements of UCI International for the period January 1, 2011 through January 25, 2011 are presented in this quarterly report as those of the “Predecessor.”

The accompanying interim unaudited condensed consolidated financial statements for the Successor include the accounts of Holdings and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. The accompanying interim unaudited condensed consolidated financial statements for the Predecessor include the accounts of UCI International and its wholly-owned direct and indirect subsidiaries.

The accompanying interim unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles for interim financial information and with the instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States (“U.S. GAAP”) for complete financial statements.

The financial statements for the three months ended March 31, 2012 and 2011 and for the period January 1, 2011 through January 25, 2011 are unaudited. In the opinion of management, these financial statements include all adjustments necessary for a fair presentation of the financial position and results of operations for such periods.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions in determining the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting period. The estimates and assumptions include estimates of the collectability of accounts receivable and the realizability of inventory, goodwill and other intangible assets. They also include estimates of cost accruals, environmental liabilities, warranty and other product returns, insurance reserves, income taxes, pensions and other post-retirement benefits and other factors. Management has exercised reasonableness in deriving these estimates; however, actual results could differ from these estimates.

These financial statements should be read in conjunction with the financial statements and notes thereto included in Holdings’ Annual Report on Form 20-F.

Operating results for the Successor three months ended March 31, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.

Recently Adopted Accounting Guidance

On January 1, 2012, Holdings adopted changes issued by the FASB regarding the presentation of comprehensive income effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The amendments require that all non-owner changes in shareholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components followed consecutively by a second statement that should present total other comprehensive income, the components of other comprehensive income, and the total of comprehensive income. The amendment eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity. The items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income were not changed. Management elected to present a single continuous statement. Other than the change in presentation, the adoption of these changes had no impact on the financial condition or results of operations.

On January 1, 2012, Holdings adopted changes regarding the testing for impairment of goodwill for annual and interim impairment tests. The revised guidance allows an entity testing goodwill impairment the option of performing a qualitative assessment to determine the likelihood of goodwill impairment and whether it is necessary to perform the two-step impairment test currently required. The adoption of this guidance did not have a material impact on the financial condition or results of operations of Holdings.

UCI Acquisition	3 Months Ended
Mar. 31, 2012
UCI Acquisition [Abstract]
UCI ACQUISITION

NOTE 2 — UCI ACQUISITION

On November 29, 2010, UCI International, Inc. entered into a Merger Agreement by and among UCI International, Inc., Rank Group Limited (“Rank Group”), and Uncle Acquisition 2010 Corp pursuant to which Uncle Acquisition 2010 Corp agreed to be merged with and into UCI International, Inc., with UCI International, Inc. continuing as the surviving corporation and an affiliate of Rank Group. On January 26, 2011, Holdings, through its indirect subsidiary Uncle Acquisition 2010 Corp, acquired 100% of the outstanding stock of UCI International, Inc. for a purchase price of $375.0 million and assumed the indebtedness of UCI International (the “UCI Acquisition”). There was no contingent consideration paid.

Funding for the purchase consideration and the refinancing of certain UCI International borrowings that were assumed was provided through a combination of an equity contribution of $320.0 million, additional borrowings, advances from Rank Group and existing cash. See Note 10 for a discussion of the repayment of UCI’s 2010 Credit Facility (as defined in Note 10), the redemption and discharge of UCI International’s Senior PIK Notes (as defined in Note 10) and the UCI Acquisition financing. The UCI Acquisition and transactions consummated to repay and terminate certain UCI International borrowings that were assumed are collectively referred to as the “Transactions.”

The values of the acquired assets and assumed liabilities reflect the allocation of the aggregate purchase price of $375.0 million in accordance with ASC 805, “Business Combinations. The determination of fair values of acquired identifiable intangible assets and property, plant and equipment involved a variety of assumptions, including estimates associated with remaining useful lives. At December 31, 2011, amounts presented for the UCI Acquisition were finalized.

The following table presents the final fair value of the assets acquired and liabilities assumed (in millions):

January 26, 2011
Cash and cash equivalents	$189.7
Accounts receivable	265.4
Inventories	164.7
Other current assets	15.7
Restricted cash	16.3
Property, plant and equipment	161.9
Intangible assets (excluding goodwill)	448.0
Other long-term assets	9.2
Accounts payable	(104.3)
Short-term borrowings	(0.7)
Accrued expenses and other current liabilities	(133.6)
Long-term debt (including current maturities)	(784.7)
Pension and other post-retirement liabilities	(79.5)
Deferred tax liabilities	(97.0)
Other long-term liabilities	(5.0)

Net assets acquired before goodwill on acquisition	66.1
Goodwill on acquisition	308.9

Net assets acquired	$375.0

Merger and acquisition related costs of $8.5 million during the Successor three months ended March 31, 2011, are included in a separate line item on the interim unaudited condensed consolidated statements of comprehensive income. During the Predecessor period January 1, 2011 through January 25, 2011, UCI International incurred seller side merger and acquisition costs of $5.2 million. Debt issue costs related to the acquisition financing totaled $22.5 million.

The following table presents pro forma financial information of the combined entity as though the UCI Acquisition occurred on January 1, 2011 (in millions):

Three months ended March 31, 2011
Net sales	$245.6
Net income	$2.7

The pro forma results of operations have been prepared for comparative purposes only and include certain adjustments to actual financial results. The adjustments include presenting interest expense as if the Transactions had occurred on January 1, 2011, revising estimated amortization and depreciation expense as a result of intangibles and fixed assets acquired being measured at fair value and revising pension expense. The pro forma results of operations were also adjusted to exclude (1) $13.7 million of merger and acquisition costs, (2) $5.9 million of debt commitment fees, (3) $15.1 million of stock-based compensation expense relating to equity incentive awards that vested upon the change in control of UCI International, (4) the loss of $24.2 million on the early extinguishment of debt and (5) $15.8 million of higher cost of goods sold resulting from the increase in inventory to fair value over the historical carrying value of acquired inventories as required under purchase accounting. The pro forma results of operations do not purport to be indicative of the results of operations that would have actually resulted had the acquisition occurred on the date indicated or that may result in the future.

Restructuring Costs, Net	3 Months Ended
Mar. 31, 2012
Restructuring Costs, Net [Abstract]
RESTRUCTURING COSTS, NET

NOTE 3 — RESTRUCTURING COSTS, NET

(in millions)

	Successor		Predecessor
	Three Months Ended March 31, 2012	Three Months Ended March 31, 2011	January 1, 2011 through January 25, 2011
Severance	$0.4	$—	$—
Gain on sale of land and building	(0.4)	—	—
Curtailment and settlement losses	—	(0.1)	—

	$—	$(0.1)	$—

During the Successor three months ended March 31, 2012, Holdings recorded severance related to involuntary terminations of employees as part of cost reduction actions and business realignment. During the Successor three months ended March 31, 2012, Holdings recognized a gain of $0.4 million on the sale of land and building at a previously idled manufacturing facility.

During the Successor three months ended March 31, 2011, Holdings recorded pension curtailment and settlement losses totaling $0.1 million related to headcount reductions at its Mexican subsidiaries.

Sales of Receivables	3 Months Ended
Mar. 31, 2012
Sales of Receivables [Abstract]
SALES OF RECEIVABLES

NOTE 4 — SALES OF RECEIVABLES

Holdings has factoring agreements arranged by five customers with eight banks. Under these agreements, Holdings has the ability to sell undivided interests in certain of its receivables to the banks which in turn have the right to sell an undivided interest to a financial institution or other third party. Holdings enters into these relationships at its discretion as part of its overall customer agreements and cash management activities. Pursuant to these agreements, $84.2 million of receivables were sold during the Successor three months ended March 31, 2012. $30.0 million of receivables were sold during the Predecessor period January 1, 2011 through January 25, 2011 and $39.6 million were sold during the Successor three months ended March 31, 2011 for a total of $69.6 million for the combined three months ended March 31, 2011.

If receivables had not been factored, $174.2 million and $171.3 million of additional receivables would have been outstanding at March 31, 2012 and December 31, 2011, respectively. Holdings retained no rights or interests in the receivables and has no obligations with respect to the sold receivables. Holdings does not service the receivables after the sales.

The sales of receivables were accounted for as a sale and were removed from the balance sheet at the time of the sales. The costs of the sales were discounts deducted by the factoring companies. These costs were $1.5 million for the Successor three months ended March 31, 2012, $0.5 million during the Predecessor period January 1, 2011 through January 25, 2011 and $0.7 million for the Successor period ended March 31, 2011, for a total of $1.2 million for the combined three months ended March 31, 2011. These costs are recorded in the unaudited condensed consolidated statements of comprehensive income in “Miscellaneous, net.”

Inventories	3 Months Ended
Mar. 31, 2012
Inventories [Abstract]
INVENTORIES

NOTE 5 — INVENTORIES

The components of inventories were as follows (in millions):

	Successor
	March 31,	December 31,
	2012	2011
Raw materials	$56.9	$52.0
Work in process	24.6	25.1
Finished products	75.1	75.7

	$156.6	$152.8

Holdings determined the fair value of acquired inventories in accordance with ASC 805, “Business Combinations” resulting in an increase of $16.4 million over the historical carrying value of acquired inventories at the time of the UCI Acquisition. During the Successor three months ended March 31, 2011, the sale of acquired inventories increased cost of goods sold by $15.8 million. The remaining $0.6 million of the excess fair value of acquired inventories over the historical carrying value was recognized by June 30, 2011.

Other Intangible Assets	3 Months Ended
Mar. 31, 2012
Other Intangible Assets [Abstract]
OTHER INTANGIBLE ASSETS

NOTE 6 — OTHER INTANGIBLE ASSETS

The components of other intangible assets were as follows (in millions):

			March 31, 2012
	Amortizable	Weighted Average			Accumulated	Foreign
	Life	Remaining Life	Gross	Impairment	Amortization	Currency	Net
Acquired intangibles assets
Customer relationships	10 - 15 years	12 years	$283.6	$—	$(25.8)	$(0.2)	$257.6
Trademarks	5 years	4 years	0.6	—	(0.1)	—	0.5
Trademarks	Indefinite	Indefinite	154.8	(3.8)	—	—	151.0
Integrated
Software system	5 years	4 years	11.0	—	(2.1)	—	8.9

			$450.0	$(3.8)	$(28.0)	$(0.2)	$418.0

The aggregate intangible amortization charged to the unaudited condensed consolidated statements of comprehensive income was $6.1 million for the Successor three months ended March 31, 2012, $3.8 million for the Successor three months ended March 31, 2011 and $0.4 million for the Predecessor period January 1, 2011 through January 25, 2011.

The estimated amortization expense related to acquired intangible assets and the integrated software system for each of the succeeding five years is as follows (in millions):

	Acquired	Integrated
	Intangible	Software
	Assets	System
Remainder of 2012	$16.7	$1.6
2013	22.2	2.2
2014	22.2	2.2
2015	22.2	2.2
2016	22.1	0.7

Accrued Expenses and Other Current Liabilities	3 Months Ended
Mar. 31, 2012
Accrued Expenses and Other Current Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

NOTE 7 — ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following (in millions):

	Successor
	March 31,	December 31,
	2012	2011
Salaries and wages	$3.3	$2.7
Bonuses and profit sharing	2.6	5.9
Vacation pay	4.7	4.4
Product returns	51.4	55.6
Rebates, credits and discounts due to customers	12.6	11.7
Insurance	12.0	10.8
Taxes payable	6.3	8.0
Interest	4.6	13.2
Accrued litigation	8.0	8.1
Professional fees	2.7	2.9
Other	7.9	7.7

	$116.1	$131.0

Product Returns Liability	3 Months Ended
Mar. 31, 2012
Product Returns Liability and Contingencies [Abstract]
PRODUCT RETURNS LIABILITY

NOTE 8 — PRODUCT RETURNS LIABILITY

The liability for product returns is included in “Accrued expenses and other current liabilities.” This liability includes accruals for estimated parts returned under warranty and for parts returned because of customer excess quantities. Holdings provides warranties for its products’ performance. Warranty periods vary by part. In addition to returns under warranty, Holdings allows its customers to return quantities of parts that the customer determines to be in excess of its current needs. Customer rights to return excess quantities vary by customer and by product category. Generally, these returns are contractually limited to 3% to 5% of the customer’s purchases in the preceding year. While Holdings does not have a contractual obligation to accept excess quantity returns from all customers, common practice for Holdings and the industry is to accept periodic returns of excess quantities from ongoing customers. If a customer elects to cease purchasing from Holdings and change to another vendor, it is industry practice for the new vendor, and not Holdings, to accept any inventory returns resulting from the vendor change and any subsequent inventory returns. During the Successor three months ended March 31, 2012, product returns reserves of $3.0 million related to a former customer were reduced increasing net sales on the interim unaudited condensed consolidated statement of comprehensive income.

Holdings’ management routinely monitors returns data and adjusts estimates based on this data.

The fair value of the product returns liability assumed in the UCI Acquisition was unchanged from the historical carrying value. Changes in Holdings’ product returns accrual were as follows (in millions):

	Successor		Predecessor
	Three Months Ended March 31, 2012	Three Months Ended March 31, 2011	January 1, 2011 through January 25, 2011
Beginning of period	$55.6	$—	$53.7
Additions due to UCI Acquisition	—	54.6	—
Cost of unsalvageable parts	(14.9)	(8.9)	(4.0)
Reduction to sales, net of salvage	10.7	10.8	4.9

End of period	$51.4	$56.5	$54.6

Pension	3 Months Ended
Mar. 31, 2012
Pension [Abstract]
PENSION

NOTE 9 — PENSION

The following are the components of net periodic pension expense (in millions):

	Successor		Predecessor
	Three Months Ended March 31, 2012	Three Months Ended March 31, 2011	January 1, 2011 through January 25, 2011
Service cost	$0.2	$0.8	$0.4
Interest cost	3.2	2.3	1.1
Expected return on plan assets	(3.9)	(2.5)	(1.2)
Amortization of prior service costs and unrecognized loss	—	—	0.2
Curtailment and settlement loss recognized	—	0.1	—

	$(0.5)	$0.7	$0.5

During the Successor three months ended March 31, 2011, $0.1 million of curtailment and settlement losses related to headcount reductions at the Mexican subsidiaries were recorded.

Effective March 15, 2012, certain defined benefit retirement plans were amended to freeze the plans for all non-union participants and were replaced with an enhanced benefit under the defined contribution plans. The plan amendment resulted in a plan curtailment reducing pension liabilities by $25.4 million. The reduction of $25.4 million ($15.4 million net of income taxes) was recorded in other comprehensive income as a reduction of the net loss.

Debt	3 Months Ended
Mar. 31, 2012
Debt [Abstract]
DEBT

NOTE 10 — DEBT

Debt is summarized as follows (in millions):

	Successor
	March 31,	December 31,
	2012	2011
Senior Secured Term Loan Facility	$296.2	$297.0
Senior Notes	400.0	400.0
Short-term borrowings	3.2	3.1
Capital lease obigations	1.0	1.1
Unamortized original issue discount	(1.1)	(1.2)

	699.3	700.0
Less:
Short-term borrowings	3.2	3.1
Current maturities	3.3	3.4

Long-term debt	$692.8	$693.5

Senior Secured Credit Facilities

On January 26, 2011, Holdings, as a guarantor and UCI International, Inc. as borrower, entered into a $375.0 million senior secured credit facilities agreement (the “Senior Secured Credit Facilities”) comprising a $300.0 million senior secured term loan facility (the “Senior Secured Term Loan Facility”) and a $75.0 million senior secured revolving facility (the “Senior Secured Revolving Credit Facility”). Costs of $9.5 million related to the issuance of the Senior Secured Credit Facilities are recorded as “Deferred Financing Costs” and are being amortized over the life of the Senior Secured Credit Facilities. At March 31, 2012, letters of credit issued under the Senior Secured Revolving Credit Facility totaled $9.9 million, which reduced the availability under the Senior Secured Revolving Credit Facility to $65.1 million. At March 31, 2012, there were no borrowings outstanding under the Senior Secured Revolving Credit Facility.

Senior Notes

On January 26, 2011, $400.0 million aggregate principal amount of 8.625% Senior Notes due 2019 (the “Senior Notes”), and guarantees thereof were issued. The Senior Notes bear interest at a rate of 8.625% per annum, and interest is payable semi-annually on February 15 and August 15. Costs of $13.0 million related to the issuance of the Senior Notes were recorded as “Deferred Financing Costs” and are being amortized over the life of the Senior Notes.

The indenture governing the Senior Notes contains covenants that restrict the ability of Holdings and its subsidiaries to, among other things, incur additional debt or issue disqualified and preferred stock, make certain payments including payment of dividends or redemption of stock, make certain investments, incur certain liens, sell assets, merge or consolidate with other entities, and enter into transactions with affiliates. As of March 31, 2012, we were in compliance with all covenants.

Predecessor 2010 Credit Facility and Senior PIK Notes

Borrowings of UCI International prior to the UCI Acquisition consisted of a credit facility, with UCI as borrower and with UCI International, Inc. and UCI’s domestic subsidiaries as guarantors (the “2010 Credit Facility”), and Floating Rate Senior PIK Notes (the “Senior PIK Notes”). The 2010 Credit Facility provided for borrowings of up to $500.0 million, which consisted of a term loan facility in an aggregate principal amount of $425.0 million (the “2010 Term Loan”) and a revolving credit facility in an aggregate principal amount of $75.0 million (the “2010 Revolving Credit Facility”), none of which was drawn.

In connection with the UCI Acquisition, the outstanding principal balance of the 2010 Term Loan of $423.9 million was repaid and the 2010 Credit Facility was terminated. In addition, UCI International, Inc. (i) purchased $315.0 million aggregate principal amount of the Senior PIK Notes pursuant to a tender offer which commenced on January 5, 2011, (ii) called for redemption any of the Senior PIK Notes that were not purchased as of the time of the UCI Acquisition and (iii) deposited $41.2 million for the satisfaction and discharge of such remaining Senior PIK Notes with the trustee under the indenture for the Senior PIK Notes. The redemption of the remaining Senior PIK Notes was completed on February 25, 2011.

Loss on Early Extinguishment of 2010 Credit Facility and Senior PIK Notes

UCI International, Inc. recorded a loss of $24.2 million on the early extinguishment of the 2010 Credit Facility and the Senior PIK Notes as the Predecessor in January 2011. The components of the loss on the early extinguishment were as follows (in millions):

Senior PIK Notes call premium and redemption period interest	$5.0
Write-off Senior PIK Notes unamortized original issue discount	3.3
Write-off Senior PIK Notes unamortized deferred financing costs	0.9
Write-off 2010 Credit Facility unamortized original issue discount	5.1
Write-off 2010 Credit Facility unamortized deferred financing costs	8.9
Fees and expenses related to early extinguishment of debt	1.0

$24.2

Short-term Borrowings

Certain of UCI International, Inc.’s Chinese and Spanish subsidiaries have secured local credit facilities. The Chinese local credit facilities consist of a U.S. dollar-denominated line of credit with a maximum borrowing limit of $3.1 million (CNY 20 million at March 31, 2012) and a Chinese yuan-denominated line of credit with a maximum borrowing limit of CNY20 million ($3.2 million at March 31, 2012). The Chinese local credit facilities are secured by certain accounts receivable and buildings. The Spanish local credit facilities consist of a euro-denominated revolving credit facility with a borrowing limit of €2.3 million ($3.0 million at March 31, 2012). During the three months ended March 31, 2012, certain portions of the Spanish local credit facilities totaling €0.5 million expired. The Spanish local credit facilities are collateralized by certain accounts receivable related to the amounts financed.

At March 31, 2012 and December 31, 2011, short-term borrowings included $3.2 million and $3.1 million, respectively, under the Chinese subsidiaries’ credit facility. The interest on the Chinese subsidiaries’ line of credit was 7.9% at March 31, 2012 and December 31, 2011. At March 31, 2012 and December 31, 2011 there were no borrowings outstanding under the Spanish local credit facilities.

Future Repayments

Below is a schedule of required future repayments of all debt outstanding on March 31, 2012 (in millions).

Remainder of 2012	$5.7
2013	3.2
2014	3.3
2015	3.1
2016	3.1
Thereafter	682.0

$700.4

Interest Expense, Net

The following table provides the detail of net interest expense for the respective periods (in millions). No interest was capitalized during the Successor three months ended March 31, 2012 and 2011.

	Successor		Predecessor
	Three Months Ended March 31, 2012	Three Months Ended March 31, 2011	January 1, 2011 through January 25, 2011
Interest expense
Senior Notes	$8.6	$6.3	$—
Senior Secured Term Loan Facility	4.1	3.0	—
Senior PIK Notes	—	—	2.4
2010 Term Loan	—	—	1.9
Other	0.4	0.2	0.1
Amortization
Debt issue costs
Senior Notes	0.3	0.2	—
Senior Secured Term Loan Facility	0.3	0.2	—
Senior Secured Revolving Credit Facility	0.1	0.1	—
2010 Term Loan	—	—	0.1
Original issue discounts	0.1	0.1	0.2

Total interest expense	13.9	10.1	4.7
Interest income	—	(0.1)	—

Interest expense, net	$13.9	$10.0	$4.7

Contingencies	3 Months Ended
Mar. 31, 2012
Product Returns Liability and Contingencies [Abstract]
CONTINGENCIES

NOTE 11 — CONTINGENCIES

Insurance Reserves

Holdings purchases insurance policies for workers’ compensation, automobile and product and general liability. These policies include high deductibles for which Holdings is responsible. These deductibles are estimated and recorded as expenses in the period incurred. Estimates of these expenses are updated each quarter and are adjusted accordingly. These estimates are subject to substantial uncertainty because of several factors that are difficult to predict, including actual claims experience, regulatory changes, litigation trends and changes in inflation. Estimated unpaid losses for which Holdings is responsible are included in the interim unaudited condensed consolidated balance sheets in “Accrued expenses and other current liabilities.”

Environmental

Holdings is subject to a variety of federal, state, local and foreign environmental, health and safety laws and regulations, including those governing the discharge of pollutants into the air or water, the management and disposal of hazardous substances or wastes, and the cleanup of contaminated sites. UCI International or its predecessors have been identified as a potentially responsible party, or is otherwise currently responsible, for contamination at five sites. One of these sites is a former facility in Edison, New Jersey (the “New Jersey Site”), where a state agency has ordered UCI International to continue with the monitoring and investigation of chlorinated solvent contamination. The New Jersey Site has been the subject of litigation to determine whether a neighboring facility was responsible for contamination discovered at the New Jersey Site. A judgment has been rendered in that litigation to the effect that the neighboring facility is not responsible for the contamination. UCI International is analyzing what further investigation and remediation, if any, may be required at the New Jersey Site. UCI International is also responsible for a portion of chlorinated solvent contamination at a previously owned site in Solano County, California (the “California Site”), where UCI International, at the request of the regional water board, is investigating and analyzing the nature and extent of the contamination and is conducting some remediation. Based on currently available information, management believes that the cost of the ultimate outcome of the environmental matters related to the New Jersey Site and the California Site will not exceed the $1.1 million accrued at March 31, 2012 by a material amount, if at all. However, because all investigation and analysis has not yet been completed and due to the inherent uncertainty in such environmental matters, it is possible that the ultimate outcome of these matters could have a material adverse effect on the financial results for a single quarter.

In addition to the two matters discussed above, UCI International or its predecessors have been named as a potentially responsible party at a third-party waste disposal site in Calvert City, Kentucky (the “Kentucky Site”). UCI International estimates settlement costs at $0.1 million for this site. UCI International also retains responsibility for remediation activities at a former manufacturing site (the “Former Manufacturing Site”) for which remediation settlement costs are estimated to be $0.1 million. In addition, UCI International is party to a remedy plan for an EPA Superfund site in Mayville, Wisconsin (the “Wisconsin Site”) related to hazardous and other waste disposal. Based on the settlement agreement, UCI International estimates its settlement cost to be $0.1 million. UCI International anticipates that the majority of the $0.3 million reserved for settlement and remediation costs will be spent in the next year. To date, the expenditures related to the Kentucky Site, the Former Manufacturing Site and the Wisconsin Site have been immaterial.

Antitrust Litigation

Starting in 2008, UCI and its wholly-owned subsidiary, Champion Laboratories, Inc., (“Champion”), were named as defendants in numerous antitrust complaints originally filed in courts around the country. The complaints alleged that several defendant filter manufacturers engaged in price fixing for aftermarket automotive filters in violation of Section 1 of the Sherman Act and/or state law. Some of these complaints are putative class actions on behalf of all persons that purchased aftermarket filters in the U.S. directly from the defendants, from 1999 to the present. Others are putative class actions on behalf of all persons who acquired indirectly aftermarket filters manufactured and/or distributed by one or more of the defendants, from 1999 to the present. The complaints sought treble damages, an injunction against future violations, costs and attorney’s fees.

On February 9, 2012, the parties announced that Champion and two other defendants had reached an agreement in principle with all plaintiffs to settle the remaining actions. On March 8, 2012, the parties executed a settlement agreement. This settlement agreement is subject to approval by the court with respect to the claims by class action plaintiffs but not with respect to the claims by the State of Florida. On April 24, 2012, the court granted preliminary approval of the proposed settlements with each of the putative classes. The preliminary approval order requires that the direct purchaser and gas retailer plaintiffs mail notice to all potential members of their proposed classes and publish a summary notice no later than June 19, 2012; the indirect purchaser plaintiffs must publish summary notices no later than July 20, 2012. Potential members of the direct purchaser and gas retailer classes will have until August 3, 2012 to object to the proposed settlements or to opt-out of the proposed settlement classes; potential members of the indirect purchaser class will have until September 3, 2012 to object to the proposed settlement or to opt-out of the proposed settlement class. The court will hold a hearing regarding final approval of each of the proposed classes on October 4, 2012. In connection with the preliminary approval granted by the court, we were required to pay $7.8 million to the trustee in April 2012. At December 31, 2011 and March 31, 2012, a settlement accrual of $7.8 million was included in “Accrued expenses and other current liabilities” in the condensed consolidated balance sheets.

During the Successor three months ended March 31, 2012, we incurred post-trial costs of $0.5 million. During the Successor three months ended March 31, 2011, and the Predecessor period January 1, 2011 through January 25, 2011, we incurred $2.4 million and $0.8 million, respectively, defending against these claims. These amounts are included in the interim unaudited condensed consolidated statements of comprehensive income in “Antitrust litigation costs.”

Value-added Tax Receivable

A wholly-owned Mexican subsidiary of Champion has outstanding receivables denominated in Mexican pesos in the amount of $2.2 million from the Mexican Department of Finance and Public Credit. The receivables relate to refunds of Mexican value-added tax, to which Champion believes it is entitled in the ordinary course of business. The local Mexican tax authorities have rejected the claims for these refunds, and the Mexican subsidiary has commenced litigation in the regional federal administrative and tax courts to order the local tax authorities to process these refunds.

Patent Litigation

Champion was a defendant in litigation with Parker-Hannifin pursuant to which Parker-Hannifin claimed that certain of Champion’s products infringed a Parker-Hannifin patent. On December 11, 2009, following trial, a jury verdict was reached, finding in favor of Parker-Hannifin with damages of approximately $6.5 million. On May 3, 2010, the court entered a partial judgment in this matter, awarding Parker-Hannifin $6.5 million in damages and a permanent injunction. Both parties filed post-trial motions. Parker-Hannifin sought treble damages and attorneys’ fees. Champion sought a judgment as a matter of law on the issues of infringement and patent invalidity. On March 17, 2011, the court issued an order denying Champion’s motion for a judgment at law and awarding Parker-Hannifin an additional $3.3 million in damages plus attorneys’ fees, originally estimated to be approximately $1.5 million and later revised to record an additional $0.5 million provision. Given that this litigation existed at the date of the UCI Acquisition, the additional $0.5 million provision was recorded in the Predecessor unaudited condensed consolidated statement of comprehensive income for the period January 1, 2011 through January 25, 2011. On April 15, 2011, Champion appealed the court order and the appeals court subsequently ordered the parties to enter into court-sponsored mediation. On July 18, 2011, Champion and Parker-Hannifin reached a settlement of this litigation, as well as other disputes between the companies. The settlement included the payment of $9.0 million by Champion to Parker-Hannifin, $0.5 million in discounts granted to Champion for future purchases by Champion of Parker-Hannifin products, and the dismissal with prejudice of this case and certain other cases between the companies. Champion made the $9.0 million payment during the third quarter of 2011. During the Successor three months ended March 31, 2011, Champion incurred post-trial costs of less than $0.1 million. These costs are included in the unaudited condensed consolidated statements of comprehensive income in “Patent litigation costs.”

In order to appeal the judgment in this matter, UCI International, Inc. posted a letter of credit in the amount of $7.4 million during 2010 and an additional letter of credit in the amount of $5.5 million in the second quarter of 2011 bringing the total letters of credit to $12.9 million. The letters of credit were canceled upon payment of the settlement during the third quarter of 2011.

Other Litigation

Holdings is subject to various other contingencies, including routine legal proceedings and claims arising out of the normal course of business. These proceedings primarily involve commercial claims, product liability claims, personal injury claims and workers’ compensation claims. The outcome of these lawsuits, legal proceedings and claims cannot be predicted with certainty. Nevertheless, Holdings’ management believes that the outcome of any of these currently existing proceedings, even if determined adversely, would not have a material adverse effect on our financial condition, results of operations or cash flows.

Related Party Transactions	3 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 12 — RELATED PARTY TRANSACTIONS

Holdings has entered into agreements of indemnification for the benefit of the directors and officers of certain subsidiaries of Holdings, including UCI International, Inc. and the guarantors of the Senior Notes and the Senior Secured Credit Facilities.

In addition to the related party transactions discussed below, from time to time Holdings enters into other transactions with affiliates which are not material to Holdings or its affiliates.

Rank Group

The immediate parent of Holdings is UCI Holdings (No.1) Limited and the ultimate controlling entity is UCI Holdings (No.2) Limited. The ultimate sole shareholder of Holdings is Mr. Graeme Hart. Rank Group, an entity under common ultimate control of Mr. Hart, incurred on behalf of Holdings third party professional fees and expenses related to the acquisition financing and accounting fees during 2011 of which $0.4 million was outstanding at March 31, 2012. At March 31, 2011, $14.7 million of these recharges were outstanding. These amounts were included in the “Related party payable” on the interim unaudited condensed consolidated balance sheet. All recharges were repaid by April 30, 2012.

Reynolds Group Holdings Limited

Reynolds Group Holdings Limited (“RGHL”), an affiliate of Rank Group and ultimately owned by our strategic owner, Mr. Hart, billed Holdings for the cost of certain former RGHL employees who became full time Holdings’ employees. RGHL charged Holdings for the cost of these employees during a transition period from the time the employees started working full time for Holdings and the time they were removed from the RGHL payroll. As of March 31, 2012, $0.5 million remained unsettled and was included in “Related party payable” on the interim unaudited condensed consolidated balance sheet. This amount is expected to be settled in the next twelve months.

Autoparts Holdings Limited

On July 29, 2011, Autoparts Holdings Limited (“Autoparts Holdings”), an affiliate of Rank Group and ultimately owned by our strategic owner, Mr. Hart, completed the acquisition of the automotive consumer products group of Honeywell International, Inc. (“FRAM Group”). Although Holdings and Autoparts Holdings are separate legal entities, both are under the common control of Mr. Hart. In addition, UCI International and FRAM Group are operated by a common senior management team.

On July 29, 2011, UCI International entered into a Joint Services Agreement with Autoparts Holdings. Under the agreement, UCI International and Autoparts Holdings each agreed to purchase certain administrative services from the other party. The agreement has an initial term of one year that will be automatically renewed for an additional one year period unless either party gives written notice to the other party of non-renewal no later than ninety days prior to the end of the initial term or renewal term, as applicable. The agreement may be terminated without cause by either party upon 120 days’ advance written notice to the other party. The agreement may also be terminated for breach or termination of affiliation. The agreement contains representations, warranties and indemnity obligations customary for agreements of this type. During the Successor three months ended March 31, 2012, UCI International charged Autoparts Holdings a net $0.9 million for services rendered pursuant to this agreement. As of March 31, 2012, UCI International had a receivable from Autoparts Holdings of $0.6 million.

The UCI International and FRAM Group businesses each include filtration products. As a result, opportunities exist to realize cost savings and operational efficiencies between the two filtration businesses as well as to consolidate a number of administrative functions to reduce the costs of the respective companies. As a result of our cost sharing and manufacturing arrangements with FRAM Group, during 2011, FRAM Group announced that it will cease operating at two locations and relocate those operations into other FRAM Group and UCI International filtration manufacturing locations. The first plant closing occurred in the fourth quarter of 2011 and a second plant closing is expected to occur in the second quarter of 2012. UCI International and FRAM Group continue to maintain their own customer relationships and continue to supply their existing customers. Where FRAM Group production is relocated to UCI International filtration manufacturing locations, UCI International manufactures and supplies product to FRAM Group in order to meet its customers’ orders. Product purchase orders are entered into by UCI International and FRAM Group on an arm’s-length basis to document the terms of the sale of product between the two related businesses. During the Successor three months ended March 31, 2012, UCI International had sales to FRAM Group of $6.0 million. In addition, during the three months ended March 31, 2012, Champion had billings of $0.4 million to FRAM Group for shared administrative services under the Joint Services Agreement. As of March 31, 2012, Champion had an outstanding receivable balance of $6.2 million related to shipment of product to FRAM Group. The amounts related to shipment of products will be settled in the normal course of business.

In connection with these actions, Champion entered into an Asset Purchase Agreement, dated March 21, 2012, with FRAM Group to purchase certain equipment for $5.6 million, which will be relocated to Champion’s plant locations. The full amount of the purchase price was paid during the fourth quarter of 2011. As of March 31, 2012, Champion had a balance due from FRAM Group of $2.3 million representing the balance of equipment to be delivered upon closing of the second plant in 2012.

During the Successor three months ended March 31, 2012, Holdings incurred costs of $5.0 million related to the implementation of the cost sharing and manufacturing arrangements with FRAM Group. Holdings recharged FRAM Group $2.5 million for FRAM Group’s portion of such costs. As of March 31, 2012, Holdings had a receivable of $2.1 million. The amounts are to repaid based upon standard and customary payment terms.

As of March 31, 2012, Holdings and Champion had a combined receivable due from FRAM Group for the aforementioned items totaling $11.1 million included in “Related party receivable” in the interim unaudited condensed consolidated balance sheet.

As of March 31, 2012, UCI (Shanghai) Trading Company Limited (“UCI Shanghai”), an indirect wholly-owned subsidiary, has a net payable of $0.2 million to FRAM Group related to ongoing operations between UCI Shanghai and FRAM Group for activity during the Successor three months ended March 31, 2012. The payable is included in the “Related party payable” in the interim unaudited condensed consolidated balance sheet and will be settled in the normal course of business.

Geographic Information	3 Months Ended
Mar. 31, 2012
Geographic Information [Abstract]
GEOGRAPHIC INFORMATION

NOTE 13 — GEOGRAPHIC INFORMATION

Net sales by region were as follows (in millions):

	Successor		Predecessor
	Three Months Ended March 31, 2012	Three Months Ended March 31, 2011	January 1, 2011 through January 25, 2011
United States	$222.6	$141.9	$67.4
Canada	7.6	5.5	2.6
Mexico	6.4	4.3	2.4
United Kingdom	4.2	2.5	1.0
France	3.6	2.1	1.2
Germany	2.1	1.1	0.5
Spain	1.3	0.9	0.5
China	1.5	0.4	0.2
Other	12.3	8.0	3.1

	$261.6	$166.7	$78.9

Net long-lived assets by country were as follows (in millions):

	Successor
	March 31,	December 31,
	2012	2011
United States	$827.1	$829.9
China	41.6	42.7
Mexico	13.9	12.8
Spain	21.5	21.2
Other	0.8	1.0

	$904.9	$907.6

Stock-Based Compensation	3 Months Ended
Mar. 31, 2012
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

NOTE 14 — STOCK-BASED COMPENSATION

Prior to the UCI Acquisition, UCI International, Inc. maintained an equity incentive plan, which permitted the granting of options to purchase shares of common stock of UCI International to its employees, directors, and consultants, as well as the granting of restricted shares of UCI International common stock. Options vested over an eight year period, and could accelerate in the event of certain changes in control. The shares of restricted stock vested only upon a change in control of UCI International, Inc. As a result of the UCI Acquisition discussed in Note 2, the remaining unvested stock options and restricted stock became vested and the plan was terminated.

At January 1, 2011, there was $0.5 million of unrecognized compensation cost relating to outstanding unvested stock options. As a result of the change in control resulting from the UCI Acquisition discussed in Note 2, the remaining unvested stock options became vested. This cost was recognized by UCI International as the Predecessor in January 2011. Compensation expense of approximately $13.2 million, which was equal to the fair value of the restricted stock at the date of the UCI Acquisition, was recognized by UCI International in the Predecessor period January 1, 2011 through January 25, 2011.

In addition, UCI International incurred approximately $1.4 million of non-recurring costs associated with the stock-based compensation expense in the Predecessor period of January 1, 2011 through January 25, 2011.

Fair Value Accounting	3 Months Ended
Mar. 31, 2012
Fair Value Accounting [Abstract]
FAIR VALUE ACCOUNTING

NOTE 15 — FAIR VALUE ACCOUNTING

The accounting guidance on fair value measurements uses the term “inputs” to broadly refer to the assumptions used in estimating fair values. It distinguishes between (i) assumptions based on market data obtained from independent third party sources (“observable inputs”) and (ii) Holdings’ assumptions based on the best information available (“unobservable inputs”). The accounting guidance requires that fair value valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy consists of the three broad levels listed below. The highest priority is given to Level 1, and the lowest is given to Level 3.

Level 1 —	Quoted market prices in active markets for identical assets or liabilities

Level 2 —	Inputs other than Level 1 inputs that are either directly or indirectly observable

Level 3 —	Unobservable inputs developed using Holdings’ estimates and assumptions, which reflect those that market participants would use when valuing an asset or liability

The determination of where an asset or liability falls in the hierarchy requires significant judgment.

Assets measured at fair value on a non-recurring basis

During the three months ended March 31, 2012 and 2011, no assets were adjusted to their fair values on a non-recurring basis except for the impact of the allocation of the UCI Acquisition purchase price (see Note 2).

Fair value of financial instruments

Cash and cash equivalents—The carrying amount of cash equivalents approximates fair value because the original maturity was less than 90 days.

Trade accounts receivable—The carrying amount of trade receivables approximates fair value because of their short outstanding terms.

Trade accounts payable—The carrying amount of trade payables approximates fair value because of their short outstanding terms.

Short-term borrowings—The carrying value of these borrowings equals fair value because their interest rates reflect current market rates.

Long-term debt—The fair value of the Senior Notes was $416.0 million and $399.5 million at March 31, 2012 and December 31, 2011, respectively. The estimated fair value of these notes was based on recent trades, as reported by a third party bond pricing service. Due to the infrequency of trades of these notes, these inputs are considered to be Level 2 inputs.

The fair value of the Senior Secured Term Loan Facility was $297.4 million at March 31, 2012 and December 31, 2011. The estimated fair value of borrowings under the Senior Secured Term Loan Facility was based on the bid/ask prices, as reported by a third party bond pricing service. Due to the infrequency of trades, this input is considered to be a Level 2 input.

Other Information	3 Months Ended
Mar. 31, 2012
Other Information [Abstract]
OTHER INFORMATION

NOTE 16 — OTHER INFORMATION

Cash payments for interest and income taxes (net of refunds) were as follows (in millions):

	Successor		Predecessor
	Three Months Ended March 31, 2012	Three Months Ended March 31, 2011	January 1, 2011 through January 25, 2011
Interest	$21.8	$7.1	$2.7
Income taxes (net of refunds)	$2.3	$0.2	$0.3

Cash payments for interest in the Successor three months ended March 31, 2011 by the Successor were $7.1 million, which included $3.9 million of interest on the Senior PIK Notes that accrued from December 15, 2010, the last date that interest was paid through issuance of new Senior PIK Notes.

Holdings maintains its bank accounts with a relatively small number of high quality financial institutions. Substantially all of the cash and cash equivalents, including foreign cash balances at March 31, 2012 and December 31, 2011, were uninsured. Foreign cash balances at March 31, 2012 and December 31, 2011 were $13.2 million and $12.1 million, respectively.

Chinese tax authorities have conducted a transfer price examination at one of Holdings’ Chinese subsidiaries. While this examination is not yet complete, at the request of the Chinese tax authority, the subsidiary made a preliminary tax payment of $1.7 million, which is included in the income tax payments for the Successor three months ended March 31, 2012 and reflected in other current assets on the interim unaudited condensed consolidated balance sheets. This prepayment and any additional payments or adjustments made upon receiving the final assessment, will be offset by refund claims filed within the U.S. In addition, the state of Texas has opened a state tax examination. Other than this examination and routine inquiries, Holdings and its subsidiaries are not currently under examination by tax authorities.

Holdings recorded income tax expense of $5.4 million for the Successor three months ended March 31, 2012, which represents a 44.0% effective tax rate in relation to pre-tax income of $12.2 million. The effective tax rate for the three months ended March 31, 2012 differs from the U.S. statutory rate primarily due to U.S. deferred tax on undistributed earnings of our Spanish subsidiary, flat taxes on one of Holdings’ Mexican subsidiaries and state income taxes. The Mexican subsidiary records taxes at the greater of a flat tax on sales or a statutory tax on pre-tax income, which is in compliance with Mexican law.

Holdings sells vehicle parts to a wide base of customers primarily in the automotive aftermarket. Holdings has outstanding receivables owed by these customers and to date has experienced no significant collection problems. Sales to a single customer, AutoZone, accounted for 33.0% and 29.7% of total net sales in the Successor three months ended March 31, 2012 and the combined three months ended March 31, 2011, respectively. No other customer accounted for more than 10% of total net sales for the three months ended March 31, 2012 and 2011. At March 31, 2012 and December 31, 2011, the receivable balances from AutoZone were $137.0 million and $141.6 million, respectively.

At March 31, 2012 and December 31, 2011, there were 1,001 ordinary shares of Holdings authorized and issued.

Guarantor and Non-Guarantor Financial Statements	3 Months Ended
Mar. 31, 2012
Guarantor and Non Guarantor Financial Statements [Abstract]
GUARANTOR AND NON-GUARANTOR FINANCIAL STATEMENTS

NOTE 17 — GUARANTOR AND NON-GUARANTOR FINANCIAL STATEMENTS

Certain of Holdings’ subsidiaries have guaranteed UCI International, Inc.’s obligations under the Senior Notes. Certain of Holdings’ subsidiaries have entered into guarantee and security arrangements in respect of UCI International, Inc.’s indebtedness described in Note 10.

The condensed financial information for the Successor that follows includes condensed financial statements for (a) Holdings, which is the parent of UCI International and a guarantor of the Senior Notes, (b) UCI International, Inc., which is the issuer of the Senior Notes and borrower under the Senior Secured Credit Facilities, (c) certain of the domestic subsidiaries, which guarantee the Senior Notes and borrowings under the Senior Secured Credit Facilities (the “Guarantor Subsidiaries”), (d) the foreign subsidiaries and certain domestic subsidiaries which do not guarantee the Senior Notes and borrowings under the Senior Secured Credit Facilities (the “Non-Guarantor Subsidiaries”), and (e) consolidated Holdings. Also included are consolidating entries, which principally consist of eliminations of investments in consolidated subsidiaries and intercompany balances and transactions. The allocation of goodwill at March 31, 2012 between the Guarantor Subsidiaries and Non-Guarantor Subsidiaries has been finalized.

The condensed financial information for the Predecessor that follows includes condensed financial statements for (a) UCI International, Inc., which is the issuer of the Senior Notes and borrower under the Senior Secured Credit Facilities, (b) the Guarantor Subsidiaries, (c) the Non-Guarantor Subsidiaries, and (d) consolidated UCI International. Also included are consolidating entries, which principally consist of eliminations of investments in consolidated subsidiaries and intercompany balances and transactions.

Separate financial statements of the Guarantor Subsidiaries are not presented because their guarantees are full and unconditional and joint and several.

Condensed Consolidating Balance Sheet

March 31, 2012

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Assets
Current assets
Cash and cash equivalents	$69,681	$—	$—	$33,616	$22,841	$13,224
Intercompany receivables - current	—	(54,465)	—	4,313	24,718	25,434
Accounts receivable, net	262,405	—	—	—	242,714	19,691
Related party receivable	11,120	—	—	—	11,120	—
Inventories, net	156,585	—	—	—	132,932	23,653
Deferred tax assets	47,219	—	—	8,482	37,876	861
Other current assets	11,281	—	—	152	2,952	8,177

Total current assets	558,291	(54,465)	—	46,563	475,153	91,040
Property, plant and equipment, net	156,582	—	—	—	115,227	41,355
Investment in subsidiaries	—	(1,109,905)	290,733	716,640	102,532	—
Goodwill	309,246	—	—	—	278,587	30,659
Other intangible assets, net	418,010	—	—	—	409,374	8,636
Intercompany receivables non-current	—	(5,159)	—	199,229	(195,018)	948
Deferred financing costs, net	19,518	—	—	19,518	—	—
Other long-term assets	1,527	—	—	—	1,216	311

Total assets	$1,463,174	$(1,169,529)	$290,733	$981,950	$1,187,071	$172,949

Liabilities and shareholder's equity
Current liabilities
Accounts payable	$129,962	$—	$—	$—	$111,505	$18,457
Short-term borrowings	3,174	—	—	—	—	3,174
Current maturities of long-term debt	3,304	—	—	3,000	304	—
Related party payable	1,113	—	54	350	480	229
Intercompany payables - current	—	(54,322)	(2)	—	29,247	25,077
Accrued expenses and other current liabilities	116,075	—	8	6,389	102,519	7,159

Total current liabilities	253,628	(54,322)	60	9,739	244,055	54,096
Long-term debt, less current maturities	692,823	—	—	692,104	719	—
Pension and other post-retirement liabilities	89,443	—	—	—	88,564	879
Deferred tax liabilities	134,131	—	—	(10,626)	139,094	5,663
Intercompany payables - non-current	—	(5,302)	—	—	(3,492)	8,794
Other long-term liabilities	2,476	—	—	—	1,491	985
Total shareholder’s equity	290,673	(1,109,905)	290,673	290,733	716,640	102,532

Total liabilities and shareholder’s equity	$1,463,174	$(1,169,592)	$290,733	$981,950	$1,187,071	$172,949

Condensed Consolidating Balance Sheet

December 31, 2011

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Assets
Current assets
Cash and cash equivalents	$67,697	$—	$—	$16	$55,575	$12,106
Intercompany receivables - current	—	(59,347)	—	—	36,073	23,274
Accounts receivable, net	256,679	—	—	—	238,495	18,184
Related party receivable	10,760	—	—	—	10,760	—
Inventories, net	152,818	—	—	—	129,623	23,195
Deferred tax assets	37,894	—	—	1,380	36,475	39
Other current assets	15,375	—	—	58	9,346	5,971

Total current assets	541,223	(59,347)	—	1,454	516,347	82,769
Property, plant and equipment, net	153,044	—	—	—	113,328	39,716
Investment in subsidiaries	—	(1,042,250)	265,686	682,964	93,600	—
Goodwill	308,821	—	—	—	277,445	31,376
Other intangible assets, net	423,687	—	—	—	415,196	8,491
Intercompany receivables non-current	—	(8,754)	—	254,756	(246,002)	—
Deferred financing costs, net	20,176	—	—	20,176	—	—
Other long-term assets	1,822	—	—	—	1,060	762

Total assets	$1,448,773	$(1,110,351)	$265,686	$959,350	$1,170,974	$163,114

Liabilities and shareholder's equity
Current liabilities
Accounts payable	$117,687	$—	$—	$—	$97,616	$20,071
Short-term borrowings	3,169	—	—	—	—	3,169
Current maturities of long-term debt	3,373	—	—	3,000	373	—
Related party payable	1,249	—	—	—	1,150	99
Intercompany payables - current	—	(59,347)	35	426	34,021	24,865
Accrued expenses and other current liabilities	130,980	—	—	14,485	110,543	5,952

Total current liabilities	256,458	(59,347)	35	17,911	243,703	54,156
Long-term debt, less current maturities	693,485	—	—	692,779	706	—
Pension and other post-retirement liabilities	118,040	—	—	—	117,784	256
Deferred tax liabilities	112,714	—	—	(17,026)	124,362	5,378
Intercompany payables - non-current	—	(8,754)	—	—	—	8,754
Other long-term liabilities	2,425	—	—	—	1,455	970
Total shareholder’s equity	265,651	(1,042,250)	265,651	265,686	682,964	93,600

Total liabilities and shareholder’s equity	$1,448,773	$(1,110,351)	$265,686	$959,350	$1,170,974	$163,114

Condensed Consolidating Statement of Comprehensive Income

Three Months Ended March 31, 2012

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Net sales	$261,631	$(29,753)	$—	$—	$249,734	$41,650
Cost of sales	194,634	(29,753)	—	—	187,979	36,408

Gross profit	66,997	—	—	—	61,755	5,242
Operating expenses
Selling and warehousing	(17,598)	—	—	—	(15,775)	(1,823)
General and administrative	(15,708)	—	(8)	(3,171)	(11,478)	(1,051)
Amortization of acquired intangible assets	(5,526)	—	—	—	(5,295)	(231)
Retructuring costs, net	4	—	—	—	(406)	410
Antitrust litigation costs	(530)	—	—	—	(530)	—

Operating income (loss)	27,639	—	(8)	(3,171)	28,271	2,547
Other expense
Interest expense, net	(13,868)	—	—	(13,838)	(16)	(14)
Intercompany interest	—	—	—	5,568	(5,479)	(89)
Miscellaneous, net	(1,524)	—	—	—	(1,524)	—

Income (loss) before income taxes	12,247	—	(8)	(11,441)	21,252	2,444
Income tax (expense) benefit	(5,394)	—	—	4,010	(8,347)	(1,057)

Net income (loss) before equity in earnings of subsidiaries	6,853	—	(8)	(7,431)	12,905	1,387
Equity in earnings of subsidiaries	—	(22,540)	6,861	14,292	1,387	—

Net income (loss)	$6,853	$(22,540)	$6,853	$6,861	$14,292	$1,387

Comprehensive income (loss)	$25,022	$(22,540)	$6,853	$6,861	$29,730	$4,118

Condensed Consolidating Statement of Comprehensive Income

Three Months Ended March 31, 2011

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Net sales	$166,710	$(18,175)	$—	$—	$158,991	$25,894
Cost of sales	143,948	(18,175)	—	—	138,691	23,432

Gross profit	22,762	—	—	—	20,300	2,462
Operating expenses
Selling and warehousing	(12,049)	—	—	—	(10,835)	(1,214)
General and administrative	(7,060)	—	(29)	(22)	(6,218)	(791)
Amortization of acquired intangible assets	(3,560)	—	—	—	(3,552)	(8)
Merger and acquisition costs	(8,497)	—	—	(8,385)	(112)	—
Retructuring costs, net	(109)	—	—	—	—	(109)
Patent litigation costs	(33)	—	—	—	(33)	—
Antitrust litigation costs	(2,344)	—	—	—	(2,344)	—

Operating income (loss)	(10,890)	—	(29)	(8,407)	(2,794)	340
Other expense
Interest expense, net	(10,016)	—	—	(10,057)	(4)	45
Intercompany interest	—	—	—	4,022	(3,963)	(59)
Debt commitment fees	(5,945)	—	—	(5,945)	—	—
Miscellaneous, net	(648)	—	—	—	(648)	—

Income (loss) before income taxes	(27,499)	—	(29)	(20,387)	(7,409)	326
Income tax (expense) benefit	7,269	—	—	5,504	1,648	117

Net income (loss) before equity in earnings of subsidiaries	(20,230)	—	(29)	(14,883)	(5,761)	443
Equity in earnings of subsidiaries	—	25,076	(20,201)	(5,318)	443	—

Net income (loss)	$(20,230)	$25,076	$(20,230)	$(20,201)	$(5,318)	$443

Comprehensive income (loss)	$(18,989)	$25,076	$(20,230)	$(20,201)	$(5,318)	$1,684

Condensed Consolidating Statement of Comprehensive Income

January 1, 2011 Through January 25, 2011

(in thousands)

	UCI				Non-
	International		UCI	Guarantor	Guarantor
	Consolidated	Eliminations	International	Subsidiaries	Subsidiaries
Net sales	$78,842	$(9,872)	$—	$75,222	$13,492
Cost of sales	60,296	(9,872)	—	58,257	11,911

Gross profit	18,546	—	—	16,965	1,581
Operating expenses
Selling and warehousing	(5,167)	—	—	(4,575)	(592)
General and administrative	(3,577)	—	—	(3,274)	(303)
Amortization of acquired intangible assets	(405)	—	—	(405)	—
Merger and acquisition costs	(5,170)	—	(5,154)	(16)	—
Stock-based compensation expense	(15,082)	—	—	(15,082)	—
Patent litigation costs	(500)	—	—	(500)	—
Antitrust litigation costs	(813)	—	—	(813)	—

Operating income (loss)	(12,168)	—	(5,154)	(7,700)	686
Other expense
Interest expense, net	(4,663)	—	(2,504)	(2,166)	7
Intercompany interest	—	—	—	30	(30)
Management fee expense	(139)	—	—	(139)	—
Loss on early extinguishment of debt	(24,153)	—	(10,004)	(14,149)	—
Miscellaneous, net	(727)	—	—	(727)	—

Income (loss) before income taxes	(41,850)	—	(17,662)	(24,851)	663
Income tax (expense) benefit	13,952	—	6,822	7,324	(194)

Net income (loss) before equity in earnings of subsidiaries	(27,898)	—	(10,840)	(17,527)	469
Equity in earnings of subsidiaries	—	16,589	(17,058)	469	—

Net income (loss)	$(27,898)	$16,589	$(27,898)	$(17,058)	$469

Comprehensive income (loss)	$(27,155)	$16,589	$(27,898)	$(16,942)	$1,096

Condensed Consolidating Statement of Cash Flow

Three Months Ended March 31, 2012

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Net cash provided by (used in) operating activities	$11,888	$—	$—	$(16,861)	$25,137	$3,612

Cash flows from investing activities:
Capital expenditures	(10,728)	—	—	—	(9,445)	(1,283)
Proceeds from sale of property, plant and equipment	1,394	—	—	—	2	1,392

Net cash provided by (used in) investing activities	(9,334)	—	—	—	(9,443)	109
Cash flows from financing actvities:
Debt repayments	(825)	—	—	(750)	(75)	—
Change in intercompany indebtedness	—	—	—	51,211	(48,353)	(2,858)

Net cash provided by (used in) financing activities	(825)	—	—	50,461	(48,428)	(2,858)
Effect of exchange rate changes on cash	255	—	—	—	—	255

Net increase (decrease) in cash and cash equivalents	1,984	—	—	33,600	(32,734)	1,118
Cash and cash equivalents at beginning of period	67,697	—	—	16	55,575	12,106

Cash and cash equivalents at end of period	$69,681	$—	$—	$33,616	$22,841	$13,224

Condensed Cosolidating Statement of Cash Flow

Three Months Ended March 31, 2011

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Net cash provided by (used in) operating activities	$5,777	$—	$—	$(7,024)	$12,007	$794

Cash flows from investing activities:
Acquisition of UCI International, Inc., net of cash acquired	(185,270)	—	—	(375,000)	180,084	9,646
Investment in subsidiaries	—	320,000	(320,000)	—	—	—
Capital expenditures	(2,621)	—	—	—	(2,133)	(488)
Proceeds from sale of property, plant and equipment	127	—	—	—	119	8
Decrease in restricted cash	16,290	—	—	—	16,290	—

Net cash provided by (used in) investing activities	(171,474)	320,000	(320,000)	(375,000)	194,360	9,166
Cash flows from financing actvities:
Debt repayments	(1,456)	—	—	(750)	(38)	(668)
Payment of deferred financing costs	(15,986)	—	—	(15,986)	—	—
Payment of debt commitment fees	(3,970)	—	—	(3,970)	—	—
Proceeds from Senior Secured Credit Facilities (net of original issue discount of $1,500)	298,500	—	—	298,500	—	—
Issuance of Senior Notes	400,000	—	—	400,000	—	—
Repayment of 2010 Credit Facility	(423,938)	—	—	—	(423,938)	—
Redemption of Senior PIK Notes, including call premium and redemption period interest	(360,115)	—	—	(360,115)	—	—
Equity contribution	320,000	(320,000)	320,000	320,000	—	—
Change in intercompany indebtedness	—	—	—	(255,638)	255,638	—

Net cash provided by (used in) financing activities	213,035	(320,000)	320,000	382,041	(168,338)	(668)
Effect of exchange rate changes on cash	175	—	—	—	—	175

Net increase in cash and cash equivalents	47,513	—	—	17	38,029	9,467
Cash and cash equivalents at beginning of period	—	—	—	—	—	—

Cash and cash equivalents at end of period	$47,513	$—	$—	$17	$38,029	$9,467

Condensed Consolidating Statement of Cash Flows

January 1, 2011 through January 25, 2011

(in thousands)

	UCI				Non-
	International		UCI	Guarantor	Guarantor
	Consolidated	Eliminations	International	Subsidiaries	Subsidiaries
Net cash used in operating activities	$(9,341)	$—	$(8,427)	$(865)	$(49)

Cash flows from investing activities:
Capital expenditures	(1,571)	—	—	(1,430)	(141)

Net cash used in investing activities	(1,571)	—	—	(1,430)	(141)
Cash flows from financing actvities:
Debt repayments	(2,633)	—	—	(30)	(2,603)
Payment of deferred financing costs	(920)	—	(920)	—	—
Proceeds from exercise of stock options	1,077	—	1,077	—	—
Excess tax benefits from share-based payments	2,661	—	2,661	—	—
Change in intercompany indebtedness	—	—	5,609	(8,472)	2,863

Net cash provided by (used in) financing activities	185	—	8,427	(8,502)	260
Effect of exchange rate changes on cash	127	—	—	—	127

Net increase (decrease) in cash and cash equivalents	(10,600)	—	—	(10,797)	197
Cash and cash equivalents at beginning of period	200,330	—	17	190,865	9,448

Cash and cash equivalents at end of period	$189,730	$—	$17	$180,068	$9,645